                                                                 EXHIBIT (a)(2)

                                 ELECTION FORM
            TO EXCHANGE OPTIONS TO PURCHASE SHARES OF COMMON STOCK
                    WITH AN EXERCISE PRICE OF $2.50 OR MORE

                                      OF

                                LOOKSMART, LTD.
           PURSUANT TO THE OFFER TO EXCHANGE DATED FEBRUARY 20, 2001

     THE OFFER TO EXCHANGE AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, PACIFIC STANDARD TIME, ON MONDAY, MARCH 20, 2001, UNLESS THE OFFER IS
    EXTENDED. IN ADDITION, UNLESS WE ACCEPT THE OPTIONS THAT YOU ELECT FOR EXCHANGE OR CANCELLATION, YOU MAY WITHDRAW SUCH OPTIONS AT ANY TIME AFTER
          12:00 MIDNIGHT, PACIFIC STANDARD TIME, ON APRIL 17, 20001.


   If you accept the offer to exchange options ("offer"), the Eligible Options described in Attachment 1 will be exchanged for New Options. Your Special Options (described in Attachment 2) will be cancelled and you will not receive any New Options in exchange for them. In addition, you will keep all of the Retained Options, if any, as described in Attachment 3.

   If you accept the offer, your total number of options will equal the New Options in Attachment 4 plus the Retained Options in Attachment 3.

   If you do not accept the offer, there will be no change to your existing option grants and you will not receive the New Options set forth in Attachment 4.

   Questions should be directed to Doris Young at (415) 348-7571 or by e-mail to options@looksmart.net.

    Please check one box below, sign and date where indicated, provide your home telephone number, and return this form to Stock Options Office, Attn:
 Doris Young, LookSmart, Ltd., 625 Second Street, San Francisco, California 94107. Also, please note that you do not need to include any stock option agreements or other documents relating to the options that you are electing to exchange, if any. LookSmart will exchange and cancel such options electronically and update your option records accordingly.


                              SIGNATURE OF OWNER

[_] I ACCEPT the offer to exchange options

[_] I DO NOT accept the offer to exchange options

X ___________________________________    Date: _________________________
 Signature

Print Name: _________________________

Home Telephone Number (with area code): ________________________________

                                  ATTACHMENT 1

                                ELIGIBLE OPTIONS
           (TO BE EXCHANGED FOR NEW OPTIONS IF YOU ACCEPT THE OFFER)

------------------------------------------------------------------------------
           Grant Date                Shares              Strike Price
           ----------                ------              ------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Total
                                    =========
------------------------------------------------------------------------------

                                  ATTACHMENT 2

                                SPECIAL OPTIONS
            (APRIL/MAY/OCTOBER 2000 ONE-TIME GRANTS TO BE CANCELLED
                            IF YOU ACCEPT THE OFFER)

------------------------------------------------------------------------------
           Grant Date                Shares              Strike Price
           ----------                ------              ------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Total
                                    =========
------------------------------------------------------------------------------

                                  ATTACHMENT 3

                                RETAINED OPTIONS
               (NOT AFFECTED WHETHER OR NOT YOU ACCEPT THE OFFER)

------------------------------------------------------------------------------
           Grant Date                Shares              Strike Price
           ----------                ------              ------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Total
                                    =========
------------------------------------------------------------------------------

                                  ATTACHMENT 4

                                  NEW OPTIONS
    (TO BE GRANTED IN EXCHANGE FOR ELIGIBLE OPTIONS IF YOU ACCEPT THE OFFER)

------------------------------------------------------------------------------
           Grant Date                Shares              Strike Price
           ----------                ------              ------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Total
                                    =========
------------------------------------------------------------------------------